Award Timing Disclosure	12 Months Ended
Sep. 30, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

We do not coordinate LTI grants with the release of material non-public information. Company-wide equity grants, including equity grants to our executive officers, are made at regular meetings of the Compensation Committee. We also do not grant stock options or other awards which require a payment by the recipient in order to realize the value of the award.

Award Timing Method	We also do not grant stock options or other awards which require a payment by the recipient in order to realize the value of the award.
Award Timing MNPI Considered	false
MNPI Disclosure Timed for Compensation Value	false